EXHIBIT 6(a)

                          INDEPENDENT AUDITORS CONSENT

         We consent to the use of our report included herein and to the references to our Firm under the heading "OTHER MATTERS -- Independent Auditors" in the Prospectus.

                              KPMG PEAT MARWICK LLP

Minneapolis, Minnesota
February 20, 1997